PREPAID EXPENSES	12 Months Ended
Dec. 31, 2011
Prepaid Expenses [Abstract]
Prepaid Expenses [Text Block]
7	PREPAID EXPENSES

	December 31, 2011	December 31, 2010

Prepayments for print media advertising	$32,962,062	$18,847,343

Under the terms of certain exclusive and non-exclusive advertising agreements with metropolitan newspaper’s contract, the Group has to make prepayments for print media advertising to the newspaper publishers, the amounts prepaid to newspaper publishers can be used to offset the fees payable where the amount of prepayment available. The prepayments may be forfeited in the event that the Group is unable to fulfill the contractual obligations in respect of actual business volume generated.

As at December 31, 2011, the Group has made prepayment of RMB33,780,000 (approximately $5,307,000) to Shenyang Evening News under the terms of the exclusive advertising agreement. The exclusive advertising agreement between the Group and Shenyang Evening News was terminated unilaterally by Shenyang Evening News on July 26, 2011. The Directors have reviewed the recoverability of such prepayment and deposit, including consideration of the probable outcome of the litigation between the Group and Shenyang Evening News and its ability to enforce court decision to collect the amount, and has determined these amounts are recoverable as at December 31, 2011. Details of the litigation with Shenyang Evening News are disclosed in Note 32.